UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2023

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Albert Quay

Cork, Ireland T12 X8N6

(Address of Principal Executive Offices and Postal Code)

Registrant’s Telephone Number, Including Area Code: (353)-21-423-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
1.000% Senior Notes due 2023	JCI23A	New York Stock Exchange
3.625% Senior Notes due 2024	JCI24A	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Notes due 2028	JCI 28	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Tender Offers

On August 7, 2023, Johnson Controls International plc (the “Company”) issued a press release announcing the commencement of cash tender offers (each, a “Tender Offer,” and collectively, the “Tender Offers”) to purchase in the order of priority set forth in the Offer to Purchase (as defined below) up to $100,000,000 in aggregate principal amount (as such amount may be increased or decreased by the Company pursuant to the terms of the Tender Offers and subject to applicable law, the “Aggregate Tender Cap”) of its 5.125% Senior Notes due 2045 and 4.500% Senior Notes due 2047 (together, the “Notes”). The Tender Offers are each being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 7, 2023 (the “Offer to Purchase”). The Tender Offers are not conditioned upon the tender of any minimum principal amount of the Notes. The purchase of any series of Notes is not conditioned upon the purchase of any other series of Notes; however, any Notes validly tendered and accepted for purchase may be subject to proration as described in the Offer to Purchase. The Company will fund the purchase of Notes in the Tender Offers with cash on hand and/or ordinary course commercial paper borrowings.

The Tender Offers will expire at 5:00 p.m., New York City time, on September 5, 2023, unless extended or earlier terminated (such time and date, as the same may be extended with respect to one or more Tender Offers, the “Expiration Date”). Holders of Notes must validly tender and not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on August 18, 2023 (such time and date, as the same may be extended with respect to one or more Tender Offers, the “Early Tender Date”) in order to be eligible to receive the applicable Total Consideration (as set forth in the Offer to Purchase), which includes the Early Tender Payment (as set forth in the Offer to Purchase). Holders who validly tender their Notes after the Early Tender Date and at or prior to the Expiration Date will be eligible to receive only the Late Tender Offer Consideration (as set forth in the Offer to Purchase), which does not include the Early Tender Payment. Tendered Notes may be withdrawn at or prior to 5:00 p.m., New York City time, on August 18, 2023, by following the procedures described in the Offer to Purchase, but may not thereafter be validly withdrawn, except as provided for in the Offer to Purchase or required by applicable law.

A copy of the press release announcing the Tender Offers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release issued by Johnson Controls International plc, dated August 7, 2023, relating to the Tender Offers.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: August 7, 2023	By:	/s/ Richard J. Dancy
	Name:	Richard J. Dancy
	Title:	Vice President and Corporate Secretary